AMF Bowling, Inc.

                  Zero Coupon Convertible Debentures due 2018

                         Registration Rights Agreement



                                                        Dated as of May 12, 1998


Goldman, Sachs & Co.,
Cowen & Company,
Morgan Stanley & Co. Incorporated,
Schroder & Co. Inc.,
c/o Goldman, Sachs & Co.
      85 Broad Street,
      New York, New York 10004.

Ladies and Gentlemen:

         AMF Bowling, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its Zero Coupon Convertible Debentures due 2018 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be "control".

         "Applicable Conversion Price" means, as of any date of determination, the Applicable Principal Amount per $1,000 principal amount at maturity of Securities as of such date of determination divided by the Conversion Rate (as defined in the Indenture) in effect as of such date of determination or, if no Securities are then outstanding, the Conversion Rate that would be in effect if Securities were then outstanding.



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         "Applicable Principal Amount" means, as of any date of determination, with respect to each $1,000 principal amount at maturity of Securities, the Issue Price (as defined in the Indenture) of such Securities plus accrued Original Issue Discount (as defined in the Indenture) with respect to such Securities through such date of determination or, if no Securities are then outstanding, such sum calculated as if such Securities were then outstanding.

         "Commission" means the United States Securities and Exchange Commission, or any successor thereto.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i)(A) hereof.

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" means any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Filing Notice" has the meaning assigned thereto in Section 3(d)(1) hereof.

         The term "holder" means, when used with respect to any Security, the Holder (as defined in the Indenture) and, with respect to any Common Stock, the record holder of such Common Stock.

         "Indenture" means the Indenture, dated as of May 12, 1998, between the Company and The Bank of New York, as amended and supplemented from time to time in accordance with its terms.

         "Liquidated Damages" has the meaning assigned thereto in Section 2(c) hereof.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

         "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including any material incorporated by reference in such prospectus and any documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

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         "Purchase Agreement" means the purchase agreement, dated May 6, 1998, among the Purchasers, the Company and the Designated Subsidiaries named therein.

         "Purchasers" means the Purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" means all or any portion of the Securities and the shares of Common Stock issuable upon conversion, redemption or repurchase of such Securities; provided, however, that a security shall cease to be a Registrable Security when it is no longer a Restricted Security.

         "Registration Default" has the meaning assigned thereto in Section 2(c) hereof.

         "Restricted Security" means any Security or shares of Common Stock issuable upon conversion, redemption or repurchase thereof except any such Security or Common Stock which (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Indenture.

         "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         The term "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount at maturity" of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount at maturity of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2. Shelf Registration. (a) The Company shall, as soon as practicable but in any event within 90 calendar days following the First Time of Delivery, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event within 180 calendar days following the First Time of Delivery; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder.

         (b)(i)     The Company shall use its best efforts:

               (A) Subject to the proviso to clause (b)(ii), to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders for resales of Registrable Securities until the earlier of: (x) such time as all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (y) such time as all of the Registrable Securities held by Persons that are not Affiliates of the Company are eligible for resale pursuant to Rule 144(k) (or any successor provision thereto) under the Securities Act (in each case, such period being referred to herein as the "Effectiveness Period");

               (B) After the Effective Time of the Shelf Registration Statement and prior to the end of the Effectiveness Period, as provided in
         Section 3(a)(2) hereof, to take any action reasonably necessary to enable any holder of Registrable Securities that is not then an Electing Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

               (C) If at any time, the Securities, pursuant to Article X of the Indenture, are convertible into securities other than Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

               After the end of the Effectiveness Period, the Company will not be required to file or maintain the effectiveness of any registration statement, including, without limitation, the Shelf Registration Statement, with respect to the Securities or the Common Stock issuable upon conversion, redemption or repurchase thereof.

               (ii) The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law, or (ii) the Company determines based upon the advice of counsel that is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders, and, in the case of clause (i) above, the Company thereafter promptly complies with the requirements of paragraph 3(j) below; provided however, that the Company will be permitted to suspend the use of the Prospectus (x) in connection with pending corporate developments, public filings with the Commission and similar events, for a period not to exceed 30 days in any three-month period or 90 days (whether or not consecutive) in any twelve-month period or (y) in connection with any corporate acquisition or similar transaction, for a period not to exceed 60 days in any three-month period or 90 days (whether or not consecutive) in any twelve-month period.

         (c) If (i) on or prior to the 90th calendar day following the First Time of Delivery, a Shelf Registration Statement has not been filed with the Commission, (ii) on or prior to the 180th calendar day following the First Time of Delivery, such Shelf Registration Statement is not declared effective by the Commission, (iii) the Shelf Registration Statement is filed and declared effective and, prior to the end of the Effectiveness Period, ceases to be effective (except as set forth in the proviso to Section 2(b)(ii)) and is not immediately succeeded by an additional effective Shelf Registration Statement satisfying the requirements of this Agreement, or (iv) prior to the end of the Effectiveness Period the Prospectus is unavailable (whether pursuant to a blackout period (as defined in Section 3(j) hereof) or otherwise for periods in excess of those set forth in the proviso to Section 2(b)(ii) hereof, or (v) prior to the end of the Effectiveness Period the Company fails to make any filing within the periods required under Section 3(a)(2)(x) hereof, or (vi) prior to the end of the Effectiveness Period any filing required pursuant to
Section 3(a)(2)(y) hereof is a post-effective amendment required to be declared effective under the Securities Act and such amendment is not declared effective within 45 days of the filing thereof (each of the events described in clauses
(i) through (vi), a "Registration Default"), then the Company shall pay liquidated damages (the "Liquidated Damages") to the holders of the Securities and the Common Stock issuable upon conversion, redemption or repurchase thereof from and including the day on which such Registration Default first occurs to but excluding the day on which such Registration Default is cured. Such Liquidated Damages shall accrue (x) in respect of any Securities, at a rate per annum equal to one-quarter of one percent (0.25%) for the first 90 days after the occurrence of such Registration Default and one-half of one percent (0.50%) thereafter of the Applicable Principal Amount thereof, and (y) in respect of any shares of Common Stock issued upon conversion, redemption or repurchase of the Securities, at a rate per annum equal to one-quarter of one percent (0.25%) for the first 90 days after the occurrence of such Registration Default and one-half of one percent (0.50%) thereafter of the Applicable Conversion Price as in effect from time to time. Such Liquidated Damages shall be payable quarterly in arrears March 12, June 12, September 12 and December 12 of each year to the holders of record of the Securities or the Common Stock issued upon conversion, redemption or repurchase thereof.

         Except as provided in this Section 2(c), the Company shall have no other liability for monetary damages with respect to its registration obligations; provided, however, that if the Company breaches, fails to comply with, defaults in its performance of, or violates Sections 2 and 3 hereof, the Purchasers, the holders and beneficial owners of the Registrable Securities may be entitled to, and the Company shall not contest or oppose the granting of, any equitable relief, including specific performance, injunctive relief and declaratory orders.

         3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

               (a) (1) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. Any Person that acquires any Registrable Securities from an Electing Holder (excluding any Registrable Securities that were not identified in the Notice and Questionnaire delivered by such Electing Holder) will be entitled to have such Registrable Securities included in the Shelf Registration Statement so long as such transferee provides the Company with an updated Notice and Questionnaire. If any such Electing Holder's or transferee's Notice and Questionnaire is received on or prior to the 10th day prior to the Effective Time, such Electing Holder or transferee will be entitled to have such Electing Holder's or transferee's Registrable Securities included in the Shelf Registration Statement at the Effective Time; if such Electing Holder's or transferee's Notice and Questionnaire is received subsequent to such 10th day, the Registrable Securities covered by such Notice and Questionnaire will be included in the Shelf Registration Statement reasonably promptly after receipt (which date of inclusion may be subsequent to the Effective Time), as provided in Section 3(a)(2) below. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 30 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

               (2) After the Effective Time of the Shelf Registration Statement and prior to the end of the Effectiveness Period, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company. Upon receipt of a completed Notice and Questionnaire, together with such other information as may be reasonably requested by the Company, from a holder following the Effective Time and prior to the end of the Effectiveness Period, the Company will (x) as promptly as practicable but in any event within 5 business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the Prospectus as are necessary to permit such holder to deliver the Prospectus to purchasers of Registrable Securities (subject to the Company's right to suspend the use of the Prospectus as provided in
         Section 2(b) hereof) and (y) if a post-effective amendment to the Shelf Registration Statement is required to be declared effective under the Securities Act, use its best efforts to cause such amendment to be declared effective within 45 days of the filing thereof.

               (b) The Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

               (c) During the Effectiveness Period, the Company shall reasonably promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) During the Effectiveness Period, the Company shall reasonably promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder:

                    (1) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission (a "Filing Notice") and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                    (2) of any request by the Commission for amendments or
               supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                    (3) of the issuance by the Commission of any stop order
               suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                    (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                    (5) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such holders to suspend the use of the Prospectus until the requisite changes have been made).

               (e) During the Effectiveness Period, the Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

               (f) During the Effectiveness Period, the Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

               (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(5) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

               (h) During the Effectiveness Period, prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use its reasonable best efforts to (1) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request in writing and (2) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
         Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or
         (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

               (i) During the Effectiveness Period, unless any Registrable Securities shall be in book-entry only form at the applicable time of sale, the Company shall cooperate with the Electing Holders to facilitate the preparation and delivery within the times required for regular way of settlement of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in writing in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

               (j) During the Effectiveness Period, upon the occurrence of any fact or event contemplated by paragraph 3(d)(5) above, the Company shall promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, if the Company determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, the Company shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company (any such period hereinafter referred to as a "blackout period"). If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(5) above, each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in the Shelf Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

               (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

               (l) The Company shall use its best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement,
         (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with
         Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

               (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

               (n) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested, reasonably promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

               (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

               (p) The Company shall:

                    (i)(A) make reasonably available during regular business
               hours for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and
               (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such holders and any such underwriter, attorney, accountant or agent, shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, unless and until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or
               (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided, further, that such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                    (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (iii)in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) in customary form addressed to each holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such holders and underwriters (it being agreed that the matters to be covered by such opinions may be subject to customary qualifications and exceptions and shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

                    (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each holder participating in such underwritten offering (if such holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                    (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any customary conditions contained in the underwriting agreement or other agreements entered into by the Company.

               (q) The Company will use its best efforts to cause the Common Stock issuable upon conversion, redemption or repurchase of the Securities to be listed for quotation on the New York Stock Exchange, Inc. or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

               (r) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) if required by the NASD Rules, engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and
         (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

               (s) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

               (t) The Company may require each Electing Holder to furnish to the Company such information regarding such Electing Holder as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement or any amendment or supplement thereof.

         4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and the fees and expenses of a single counsel to the Purchasers. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 6 hereof, the Company shall pay the fees and expenses incurred by it in connection with such offering including those of its independent counsel and accountants, and will also pay up to a maximum of $75,000 for the fees and expenses of a single counsel selected by a plurality of the Electing Holders of not less than 25% of the Registrable Securities to be included in such underwritten offering to represent them. The Electing Holders participating in such offering shall be responsible, on a pro rata basis based on the respective amount of their Registrable Securities included in such offering, for all fees and expenses of such counsel in excess of $75,000. Except as provided in this Section 4, each holder of Registrable Securities to be included in the Shelf Registration Statement will be responsible for all underwriting discounts and commissions payable in connection with the sale of such holder's Registrable Securities and any other fees and expenses incurred by it in connection with the Shelf Registration Statement.

         5.    Indemnification and Contribution.

         (a) Indemnification by the Company and the Designated Subsidiaries. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company and the Designated Subsidiaries (as defined in the Purchase Agreement), jointly and severally, shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company and the Designated Subsidiaries hereby agree to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Designated Subsidiaries shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

         (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company and the Designated Subsidiaries (and, in the case of an Electing Holder, each other Electing Holder who participates in such offering), their respective directors, officers who sign any Shelf Registration Statement and each Person, if any, who controls the Company (or, in the case of an Electing Holder, any such other Electing Holder) within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, the Designated Subsidiaries (or, in the case of an Electing Holder, any such other Electing Holder) or such other Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company and the Designated Subsidiaries (and, in the case of an Electing Holder, each other Electing Holder who participates in such offering) for any legal or other expenses reasonably incurred by the Company and the Designated Subsidiaries (or, in the case of an Electing Holder, any such other Electing Holder) in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify any indemnified party for any amount paid or payable by such indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonable withheld.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount at maturity of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will (i) any Electing Holder be required to undertake liability to any Person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) any underwriter, selling agent or other securities professional be required to undertake liability to any Person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of the Company and the Designated Subsidiaries, under this Section 5 shall be in addition to any liability which the Company and the Designated Subsidiaries may otherwise have to any Indemnified Person; and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company and the Designated Subsidiaries and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Designated Subsidiaries and each Person who controls the Company and the Designated Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. Underwritten Offering. Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33_% in aggregate principal amount at maturity of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and
(ii) at least such aggregate principal amount at maturity of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all holders of Registrable Securities written notice of the request, which notice shall inform such holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be selected by the Company. No holder may participate in any underwritten offering contemplated hereby unless
(a) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

         7.    Miscellaneous.

         (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights granted after the date hereof will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

         (b) Amendments and Waivers. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount at maturity of Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture; provided, that any notice pursuant to Section 3(d)(1) hereof with respect to the filing and effectiveness of the Shelf Registration Statement shall be given by release made to Reuters Economic Services and Bloomberg Business News.

         (d) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling Person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                           Very truly yours,

                           AMF Bowling, Inc.
                           AMF Group Holdings Inc.
                           AMF Bowling Worldwide, Inc.
                           AMF BCO-China, Inc.
                           AMF BCO-France One, Inc.
                           AMF BCO-France Two, Inc.
                           AMF BCO-UK One, Inc.
                           AMF BCO-UK Two, Inc.
                           AMF Beverage Company of Oregon, Inc.
                           AMF Beverage Company of W. Va., Inc.
                           AMF Bowling Centers, Inc.
                           AMF Bowling Centers China, Inc.
                           AMF Bowling Centers International Inc.
                           AMF Bowling Centers (Aust) International Inc.
                           AMF Bowling Centers (Canada) International Inc.
                           AMF Bowling Centers (Hong Kong) International, Inc. AMF Bowling Centers Holdings Inc.
                           AMF Bowling Centers Spain Inc.
                           AMF Bowling Centers Switzerland Inc.
                           AMF Bowling Products, Inc.
                           AMF Bowling Holdings Inc.
                           AMF Bowling Mexico Holding, Inc.
                           AMF Worldwide Bowling Centers Holdings Inc.
                           Boliches AMF, Inc.
                           Bush River Corporation
                           King Louie Lenaxa, Inc.
                           American Recreation Centers Inc.
                           Burleigh Recreation, Inc.
                           300, Inc.
                           Lake Grove Centers, Inc.
                           Michael Jordan Golf Company, Inc.
                           Michael Jordan Golf-Water Tower, Inc.
                           MJG-O'Hare, Inc.

                           By:________________________
                              Name: Stephen E. Hare
                              Title:  Executive Vice President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.
Cowen & Company
Morgan Stanley & Co. Incorporated
Schroder & Co. Inc.

By: ____________________________
         (Goldman, Sachs & Co.)

On behalf of each of the Purchasers

                                                                       Exhibit A



                               AMF Bowling, Inc.


                        INSTRUCTION TO DTC PARTICIPANTS

                             ([Mailing Date], 1998)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE]


                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the AMF Bowling, Inc. (the "Company") Zero Coupon Convertible Debentures due 2018 (the "Securities") are held.

                  The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Daniel M. McCormack, Esq., 8100 AMF Drive, Richmond, Virginia 23111
(804) 730-4471.

                               AMF Bowling, Inc.
                        Notice of Registration Statement
                                      and
                      Selling Securityholder Questionnaire
                                     (Date)

         AMF Bowling, Inc. (the "Company") has filed or intends shortly to file with the Securities and Exchange Commission (the "Commission") a preliminary registration statement (the "Shelf Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of the Company's Zero Coupon Convertible Debentures due 2018 (CUSIP No. 03113VAA7) (the "Debentures"), and common stock, par value $0.01 per share, of the Company (the "Common Stock") issuable upon conversion, redemption or repurchase thereof, in accordance with the terms of the Registration Rights Agreement, dated as of May 12, 1998 (the "Registration Rights Agreement"), between the Company and the purchasers named therein (the "Initial Purchasers"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 30 days from the Notice date] (the "Questionnaire Deadline"). Unless the Company otherwise consents, beneficial owners of the Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement (or a supplement or amendment thereto) and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto. Beneficial owners of Registrable Securities who have not returned a Notice and Questionnaire by the Questionnaire Deadline may, however, receive another Notice and Questionnaire from the Company upon request. Following its receipt of a completed and signed Notice and Questionnaire in return, the Company will reasonably promptly include the Registrable Securities covered thereby in the Shelf Registration Statement.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

         The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Debentures issued under the Indenture and the Common Stock issuable upon conversion, redemption or repurchase of such Debentures, provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Debenture or shares of Common Stock issuable upon conversion, redemption or repurchase thereof except any such Debenture or Common Stock which (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Debenture or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Indenture.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in item (3) (unless otherwise specified therein). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the undersigned Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 attached to this Notice and Questionnaire and hereby undertakes to do so.

         The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                 QUESTIONNAIRE

(1) (a)  Full Legal Name of Selling Securityholder:

         ----------------------------------------------------------------------

    (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

         ----------------------------------------------------------------------

    (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) below are Held:

         ----------------------------------------------------------------------

(2)      Address for Notices to Selling Securityholder:

         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Telephone: _________________________
         Fax:_______________________________
         Contact:____________________________

(3) Beneficial Ownership of Registrable Securities (as defined in the Registration Rights Agreement):

         Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Debentures or Common Stock previously issued upon conversion, redemption or repurchase of any Debenture.

    (a)  Principal amount of Debentures beneficially owned:____________________

         Number of shares of Common Stock beneficially owned and issued to date upon conversion, redemption or repurchase of Debentures (if any):_______________________________________

         CUSIP No(s). of Registrable Securities:_______________________________

   (b) Principal amount at maturity of Debentures which the undersigned wishes to be included in the Shelf Registration
         Statement:____________________________________________________________

         Number of shares of Common Stock (if any) issued upon conversion, redemption or repurchase of Registrable Securities which are to be included in the Shelf Registration Statement:

         -----------------------------------------------------------------------

         CUSIP No(s). of Registrable Securities to be included in the Shelf Registration Statement:_______________________________________________

(4)      Beneficial Ownership of Other Securities of the Company:

         Except as set forth below in this Item (4), and under Item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any Debentures, shares of Common Stock or any other securities of the Company.

         State any exceptions here:



(5)      Relationships with the Company:

         Except as set forth below, neither the undersigned Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:


(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchanges or U.S. inter-dealer quotation system of a registered national securities association on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:



         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         By signing below, the undersigned Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules and regulations thereunder, particularly Regulation M.

         In the event that the undersigned Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the undersigned Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the undersigned Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The undersigned Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the undersigned Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         To the Company:

         AMF Bowling, Inc.
         8100 AMF Drive
         Richmond, VA 23111
         Attention: Secretary

         Once this Notice and Questionnaire is executed by the undersigned Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned Selling Securityholder with respect to the Registrable Securities beneficially owned by such undersigned Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:   _________________________________

                                    ---------------------------------
                                    Selling Securityholder
                                    (Print/type full legal name of beneficial owner of Registrable Securities)



                                    By:______________________________
                                    Name:
                                    Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [30 DAYS FROM NOTICE DATE] TO THE COMPANY AT:

         AMF Bowling, Inc.
         8100 AMF Drive
         Richmond, VA 23111
         Attention: Secretary

                                                                      EXHIBIT 1


              NOTICE TO TRANSFER PURSUANT TO REGISTRATION STATEMENT


AMF Bowling, Inc.
8100 AMF Drive
Richmond, VA 23111
Attention: Secretary

         Re:      AMF Bowling, Inc. (the "Company")
                  Zero Coupon Convertible Debentures due 2018 (the "Debentures")

Ladies and Gentlemen:

         Please be advised that ________________ has transferred $_______ aggregate principal amount of the above-referenced Debentures or ______ shares of the Company's Common Stock, issued on conversion, redemption or repurchase of Debentures, pursuant to the Registration Statement (File No. 333-_____) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Debentures or Common Stock is named as a selling securityholder in the Prospectus dated __________ or in amendments or supplements thereto, and that the aggregate principal amount of the Debentures or number of shares of Common Stock transferred are the Debentures or Common Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.


Dated:__________________

                                                  Very truly yours,

                                                  -----------------------------
                                                  (Name)


                                                  By:__________________________
                                                         (Authorized Signature)